Fifth Third Bank | All Rights Reserved 4Q12 Earnings Conference Call January 17, 2013 Please refer to earnings release dated January 17, 2013 for further information. Exhibit 99.2

Fifth Third Bank | All Rights Reserved
Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and
Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as
“believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,”
“should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make.
Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies;
(13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies;
(15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from the separation of or the results of operations of Vantiv,
LLC from Fifth Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

Fifth Third Bank | All Rights Reserved
Net income available to common shareholders of $390MM ($0.43 per diluted share), vs. $354MM ($0.38 per share) in 3Q12 and
$305MM ($0.33 per share) in 4Q11
— Return on assets of 1.33%; return on average common equity of 11.5%; return on average tangible common equity** of 14.1%
Credit trends remain favorable
— Net charge-offs (NCOs) of $147MM (0.70% of loans and leases) down $9MM (5 bps) vs. 3Q12; lowest since 3Q07
— Provision expense of $76MM, up $11MM vs. 3Q12; loan loss allowance down $71MM sequentially; allowance to loan ratio of
2.16%, 144% of nonperforming assets (NPAs), 180% of nonperforming loans and leases (NPLs), and 3.2 times 4Q12 annualized NCOs
— Total NPAs of $1.3B including loans held-for-sale (HFS) down $174MM, or 12%, from 3Q12; NPAs excluding loans HFS of
$1.3B down $160MM, or 11% from 3Q12; lowest since 4Q07
— NPA ratio of 1.49% down 24 bps from 3Q12, NPL ratio of 1.19% down 19 bps from 3Q12
— Total delinquencies (loans 30-89 days past due and 90 days past due) down 4% sequentially, lowest since 2Q04
Strong capital ratios*
— Tier 1 common ratio 9.51%**, down 16 bps sequentially (Basel III pro forma estimate of ~8.8%)
— Tier 1 capital ratio 10.65%, Total capital ratio 14.42%, Leverage ratio 10.05%
— Tangible common equity ratio** of 8.83% excluding unrealized gains/losses; 9.10% including them
— Book value per share of $15.10; tangible book value per share** of $12.33 up 2% from 3Q12 and 10% from 4Q11
4Q12 in review
Significant items in 4Q12 results
$ in MM, except per share data Net income impact
After tax EPS
impact Pre-tax After tax
Sale of Vantiv shares $157 ~$102
Extinguishment costs related to termination of FHLB debt ($134) (~$87)
Valuation adjustment on Vantiv warrant ($19) (~$12)
Valuation adjustment on Visa total return swap ($15) (~$10)
Increase in mortgage rep and warranty reserve ($29) (~$19)
Termination of leases N/A $10
Total ($16) ($0.02)
* Capital ratios estimated; presented under current U.S. capital regulations. The pro forma Tier I common equity ratio is management’s estimate based upon its current interpretation of the three draft Federal Register notices proposing enhancements to regulatory capital requirements published in June 2012. The actual impact to the Bancorp’s Tier I common equity ratio may change significantly due to revisions to the agencies’  final rules.
** Non-GAAP measure; see Reg. G reconciliation in appendix.

Fifth Third Bank | All Rights Reserved
Financial summary
• 4Q12 earnings of $0.43 per share included $157MM ($0.11 per share after-tax) gains on the sale of Vantiv stock,
$134MM ($0.09 per share after-tax) of debt extinguishment costs associated with FHLB debt termination, $19MM ($0.01 per share after-tax) in valuation adjustments on Vantiv warrants, and $15MM ($0.01 per share after-tax) in valuation adjustments on Visa total return swap
• 4Q12 also included additional charges of $29MM ($0.02 per share after-tax) related to the increase in mortgage repurchase reserve due to new Freddie Mac guidance for potential 2004-2006 repurchase claims.
Actual
Seq. YOY
($ in millions, except per share data) 4Q11 3Q12 4Q12 $ % $ %
Average Balances
Commercial loans* $44,636 $46,901 $47,689 $788 2% $3,053 7%
Consumer loans*
35,278 35,987 36,254 267 1% 976 3%
Total loans & leases* $79,914 $82,888 $83,943 $1,055 1% $4,029 5%
Core deposits
$80,587 $81,722 $84,289 $2,567 3% $3,702 5%
Income Statement Data
Net interest income (taxable equivalent) $920 $907 $903 ($4) - ($17) (2%)
Provision for loan and lease losses 55 65 76 11 17% 21 38%
Noninterest income 550 671 880 209 31% 330 60%
Noninterest expense 993 1,006 1,163 157 16% 170 17%
Net income attributable to Bancorp $314 $363 $399 $36 10% $85 27%
Net income available to common shareholders $305 $354 $390 $36 10% $85 28%
Pre-provision net revenue^ $473 $568 $616 $48 8% $143 30%
Earnings per share, diluted $0.33 $0.38 $0.43 $0.05 13% $0.10 30%
Net interest margin 3.67% 3.56% 3.49% (7bps) (2%) (18bps) (5%)
Return on average assets 1.08% 1.23% 1.33% 10bps 8% 25bps 23%
Return on average common equity 9.5% 10.4% 11.5% 110bps 11% 200bps 21%
Return on average tangible common equity^ 11.9% 12.8% 14.1% 130bps 10% 220bps 19%
* Excluding loans held-for-sale
^ Non-GAAP measure; See Reg. G reconciliation in appendix
Note: Numbers may not sum due to rounding and percentages are calculated on actual dollar amounts not the rounded dollar amounts

$920
$903
$899
$907
$903
4.0%
3.5%
3.0%
2.5%
2.0%
3.67%
3.61%
3.56%
3.56%
3.49%
$950
$850
$750
$650
$550
$450
4Q11
1Q12
2Q12
3Q12
4Q12
($MM)
Net Interest Income (right axis)
PAA*
NIM

	Δ	Δ

©

Fifth Third Bank | All Rights Reserved
Net interest income
NII and NIM (FTE)
• Sequential net interest income decline reflected $10MM benefit from non-recurring items in 3Q12 and asset yield compression in loans and securities, which more than offset lower deposit costs, reductions in long-term debt expense, and net loan growth
– NII down $4MM sequentially and $17MM year-over-year
– NIM down 7 bps sequentially and 18 bps year-over-year
• Yield on interest-earning assets declined 9 bps sequentially and 29 bps year-over-year
* Represents purchase accounting adjustments included in net interest income.
Yield Analysis
4Q11 3Q12 4Q12
Seq.
(bps)
YoY
(bps)
Commercial and industrial loans 4.28% 4.08% 4.01% (7) (27)
Commercial mortgage loans 3.89% 3.76% 3.69% (7) (20)
Commercial construction loans 3.04% 2.83% 3.01% 18 (3)
Commercial leases 3.87% 3.62% 3.42% (20) (45)
Residential mortgage loans 4.16% 4.03% 3.94% (9) (22)
Home equity 3.87% 3.78% 3.72% (6) (15)
Automobile loans 4.27% 3.61% 3.46% (15) (81)
Credit card 9.66% 9.82% 9.96% 14 30
Other consumer loans and leases 36.95% 49.00% 50.06% 106 1,311
Total loans and leases 4.41% 4.21% 4.13% (8) (28)
Taxable securities 3.75% 3.41% 3.23% (18) (52)
Tax exempt securities 5.42% 3.29% 2.91% (38) (251)
Other short-term investments 0.24% 0.25% 0.28% 3 4
Total interest-earning assets 4.23% 4.03% 3.94% (9) (29)
Total interest-bearing liabilities 0.79% 0.67% 0.65% (2) (14)
Net interest spread 3.44% 3.36% 3.29% (7) (15)

+1% QoQ; +5% YoY
80
82
83
83
84
35
36
36
36
36
45
46
47
47
48
4Q11
1Q12
2Q12
3Q12
4Q12
Commercial Loans
Consumer Loans

+3% QoQ; +5% YoY
81
82
82
82
84
8
7
6
6
5
46
49
50
49
50
26
26
26
27
29
4Q11
1Q12
2Q12
3Q12
4Q12
Demand
IBT/Savings/MMDA
Consumer CD/Core foreign

©

Fifth Third Bank | All Rights Reserved
Balance sheet
• C&I loans up 4% sequentially and 15% from 4Q11
• Commercial line utilization of 31%; potential source
of future growth
• CRE loans down 4% sequentially and 13% from 4Q11
• Consumer loans were up 1% sequentially and 3%
year-over-year
• Average warehoused residential mortgage loans
held-for-sale were $2.2B in 4Q12 versus $1.9B in
3Q12
• Core deposit to loan ratio of 100%
– DDAs up 8% sequentially and 12% from 4Q11
– Consumer average transaction deposits up 2%
sequentially and 4% year-over-year
– Commercial average transaction deposits up 5%
sequentially and 8% year-over-year
Average loan growth ($B)^
Average core deposit growth ($B)
^ Excludes loans held-for-sale
Note: Numbers may not sum due to rounding
• Short-term wholesale borrowings represent only 6%
of total funding

Fifth Third Bank | All Rights Reserved
Noninterest income
• 4Q12 results included $157MM of gains on the sale of Vantiv stock, a $19MM negative valuation adjustment on Vantiv warrant and a $15MM negative valuation adjustment on Visa total return swap
• 3Q12 results included $16MM negative valuation adjustment on Vantiv warrant and $13MM of gains on the sale of certain Fifth Third funds
• Credit costs recorded in noninterest income:
Noninterest income
Note: Numbers may not sum due to rounding
Actual
($ in millions) 4Q11 3Q12 4Q12
Gain / (loss) on sale of loans
$9 $2 $4
Commercial loans HFS FV adjustment (18) (3) (3)
Gain / (loss) on sale of OREO properties (22) (11) (10)
Mortgage repurchase costs (1) (2) (3)
Total credit-related revenue impact ($33) ($14) ($13)
Actual Seq. YOY
4Q11 3Q12 4Q12 $ % $ %
($ in millions)
Service charges on deposits
$136 $128 $134 $6 5% ($2) (1%)
Corporate banking revenue
82 101 114 13 13% 32 38%
Mortgage banking net revenue
156 200 258 58 29% 102 65%
Investment advisory revenue
90 92 93 1 1% 3 3%
Card and processing revenue
60 65 66 1 2% 6 10%
Other noninterest income
24 78 215 137 NM 191 NM
Securities gains, net
5 2 2 - - (3) (60%)
Securities gains/(losses), net -
(3) 5 (2) (7) NM 1 NM
non-qualifying hedges on MSRs
Noninterest income
$550 $671 $880 $209 31%
$330
60%

Fifth Third Bank | All Rights Reserved
Noninterest expense
Noninterest expense
• 4Q12 results included $134MM in extinguishment costs associated with the termination of FHLB debt, $26MM of additional expense to increase mortgage rep and warranty reserve and $13MM in litigation reserves
• 3Q12 results included $26MM of debt extinguishment costs related to the redemption of TruPS, $22MM of additional expense to increase the mortgage rep and warranty reserve, $5MM benefit from sale of affordable housing investments, $5MM in litigation reserves, and $2MM of costs associated with the sale of certain Fifth Third funds
• Credit costs recorded in noninterest expense:
Note: Numbers may not sum due to rounding
Actual
Seq. YOY
4Q11 3Q12 4Q12
$ % $ %
($ in millions)
Salaries, wages and incentives
$393 $399 $416 $17 4% $23 6%
Employee benefits 84 79 96 17 22% 12 15%
Net occupancy expense
79 76 76 -
-
(3)
(3%)
Technology and communications
48 49 52 3 6% 4 10%
Equipment expense
27 28 27 (1) (2%) - (1%)
Card and processing expense
28 30 31 1 5% 3 10%
Other noninterest expense
334 345 465 120 35% 131 39%
Noninterest expense
$993 $1,006 $1,163 $157 16% $170 17%
Actual
($ in millions) 4Q11 3Q12 4Q12
Mortgage repurchase expense $18 $36 $44
Provision for unfunded commitments (6) (2) 3
Derivative valuation adjustments (5) (2) (2)
OREO expense 8 6 5
Other problem asset related expenses 28 21 19
Total credit-related operating expenses $44 $59 $68

FIFTH THIRD BANK

$800
$700
$600
$500
$400
$300
$200
$100
$0
44
33
522
34
14
583
40
17
593
59
14
598
68
13
638
4Q11
1Q12
2Q12
3Q12
4Q12
PPNR
$473
$694
$636
$568
$616
Noninterest Expense Credit Items
Fee Income Credit Items
Adjusted

68%
65%
64%
62%
65%
61%*
4Q11
3Q12
4Q12
Efficiency Ratio
Adjusted

©

Fifth Third Bank | All Rights Reserved
Pre-tax pre-provision earnings*
PPNR trend
* Non-GAAP measure.  See Reg. G reconciliation in appendix.
** There are limitations on the usefulness of credit-adjusted PPNR, including the significant degree to which changes in credit and fair value are integral, recurring components of the Bancorp’s core operations as a financial institution. This measure has been included herein to facilitate a greater understanding of the Bancorp’s financial condition.
^ Prior quarters include similar adjustments.
^^ See Slide 7 and Slide 8 for detailed breakout of credit-related items.
# 60% also excluding  4Q12 mortgage repurchase reserve build
• PPNR of $616MM up 8% from 3Q12 levels and 30% from
prior year
• Adjusted PPNR of $638MM, up 7% sequentially and 22%
year-over-year
— Including 4Q12 mortgage repurchase reserve build
of $29MM in adjustments, related to new Freddie
Mac guidance, adjusted PPNR of $667MM
PPNR reconciliation
Efficiency ratio
($ in millions) 4Q11 1Q12 2Q12 3Q12 4Q12
Income before income taxes (U.S. GAAP) (a) $418 $603 $565 $503 $540
Add: Provision expense (U.S. GAAP) (b) 55 91 71 65 76
PPNR (a) + (b) $473 $694 $636 $568 $616
Adjustments to remove (benefit) / detriment^:
In noninterest income:
Gain from Vantiv IPO (1Q12) and sale of shares (4Q12) - (115) - - (157)
Vantiv debt refinancing - 34 - - -
Valuation of 2009 Visa total return swap 54 19 11 1 15
Vantiv warrant & puts (10) (46) (56) 16 19
Valuation of bank premises moved to HFS - - 17 - -
Litigation reserve additions in revenue - - 6 - -
Sale of certain Fifth Third funds - - - (13) -
Securities (gains) / losses (5) (9) (3) (2) (2)
In noninterest expense:
Debt extinguishment (gains) / losses - 9 - 26 134
Non-income tax related assessment resolution - (23) - - -
Sale of certain Fifth Third funds - - - 2 -
Termination of certain borrowing & hedging transactions - - - - -
Severance expense - 6 - - -
FDIC insurance expense - - (9) - -
Gain on sale of affordable housing - - (8) (5) -
Litigation reserve additions in expense 10 14 (1) 5 13
Adjusted PPNR $522 $583 $593 $598 $638
Credit-related items^^:
In noninterest income 33 14 17 14 13
In noninterest expense 44 34 40 59 68
Credit-adjusted PPNR** $599 $631 $650 $671 $719

$300
$250
$200
$150
$100
$50
$0
Down 38%
$239
$220
$181
$156
$147
126
118
103
94
91
113
102
78
62
56
4Q11
1Q12
2Q12
3Q12
4Q12
NCO ratio
1.19%
1.08%
0.88%
0.75%
0.70%
Commercial
Consumer

Δ

Δ

Other consumer 4%
C&I 24%
Card 13%
Auto 6%
Coml mortgage 11%
Home equity 23%
Residential mortgage 16%
Coml const. 3%

FL 13%
MI 17%
NC 3%
Other / National 20%
OH 23%
KY 7%
IL 13%
IN 4%

Fifth Third Bank | All Rights Reserved
Net charge-offs
Net charge-offs* by loan type
Net charge-offs by geography
Net charge-offs ($MM)
$MM %
Commercial $56 38%
Consumer $91 62%
Total   $147 100%
Year-over-year charge-offs down significantly due to improving credit trends
$MM %
Florida $19 13%
Michigan 25
17%
Subtotal $44 30%
Other 103         70%
Total $147 100%
Actual
Seq. YOY
($ in millions) 4Q11 3Q12 4Q12 $ % $ %
C&I $62 $29 $36 $7 24% ($26) (42%)
Commercial mortgage
47 28 17 ($11) (39%) ($30) (64%)
Commercial construction
4 4 4 - - - -
Commercial lease
- 1 (1) ($2) (200%) ($1) NM
Commercial
$113 $62 $56 ($6) (10%) ($57) (50%)
Residential mortgage loans
36 26 23 ($3) (12%) ($13) (36%)
Home equity
50 37 34 ($3) (8%) ($16) (32%)
Automobile
13 7 9 $2 29% ($4) (31%)
Credit card
21 18 19 $1 6% ($2) (10%)
Other consumer
6 6 6 - - - -
Consumer
$126 $94 $91 ($3) (3%) ($35) (28%)
Total net charge-offs
$239 $156 $147 ($9) (6%) ($92) (38%)
* Commercial lease net charge-offs resulted in a $1MM net recovery

Down 29%
$2,000
$1,500
$1,000
$500
$0
$1,816
478
1,338
$1,673
449
1,224
$1,619
437
1,182
$1,446
429
1,017
$1,286
403
883
4Q11
1Q12
2Q12
3Q12
4Q12
NPA ratio 2.23% 2.03% 1.96% 1.73% 1.49%
Commercial
Consumer

C&I / Lease
$361MM, 28%

11%
12%
18%
2%
20%
17%
1%
19%

CRE
$522MM, 41%

25%
21%
20%
5%
10%
6%
4%
6%
3%

Residential Mortgage
$353MM, 27%

11%
17%
4%
11%
3%
1%
3%
8%
42%

Other Consumer
$50MM, 4%

7%
16%
29%
8%
10%
8%
3%
3%
16%

Fifth Third Bank | All Rights Reserved
Nonperforming assets
• NPAs of $1.3B excluding held-for-sale down
29% year-over-year
• Commercial NPAs of $883MM, down 34% from
the previous year
– Homebuilder / developer NPAs of
$88MM; represent 10% of total
commercial NPAs
• Consumer NPAs of $403MM, down 16% from
the previous year
• NPAs in held-for-sale of $29MM
ILLINOIS INDIANA
FLORIDA TENNESSEE KENTUCKY OHIO MICHIGAN NORTH
CAROLINA
OTHER /
NATIONAL
NPAs exclude loans held-for-sale.
Nonperforming assets ($MM)
Nonperforming assets continue to improve

Fifth Third Bank | All Rights Reserved
NPL HFI Rollforward
Commercial
4Q11 1Q12 2Q12 3Q12 4Q12
Beginning NPL Amount 1,155 1,058 988 983 806
Transfers to nonperforming 189 168 203 121 68
Transfers to performing - (1) - (17) (4)
Transfers to performing (restructured) - (2) (4) (20) (5)
Transfers from held for sale 4 - - - -
Transfers to held for sale (3) (3) (3) (7) -
Loans sold from portfolio (21) (8) (4) (18) (6)
Loan paydowns/payoffs (149) (94) (123) (160) (89)
Transfer to other real estate owned (14) (36) (15) (35) (22)
Charge-offs (113) (101) (79) (62) (55)
Draws/other extensions of credit 10 7 20 21 4
Ending Commercial NPL 1,058 988 983 806 697
Consumer
4Q11 1Q12 2Q12 3Q12 4Q12
Beginning NPL Amount 383 380 364 359 347
Transfers to nonperforming 205 184 182 161 145
Transfers to performing (28) (36) (26) (29) (27)
Transfers to performing (restructured) (39) (36) (40) (37) (34)
Transfers to held for sale - - - - -
Loans sold from portfolio - (4) - - -
Loan paydowns/payoffs (26) (28) (32) (38) (35)
Transfer to other real estate owned (30) (18) (18) (17) (18)
Charge-offs (87) (80) (72) (53) (47)
Draws/other extensions of credit 2 2 1 1 1
Ending Consumer NPL 380 364 359 347 332
Total NPL 1,438 1,352 1,342 1,153 1,029
Total new nonaccrual loans - HFI 394 352 385 282 213
NPL Rollforward
Significant improvement in NPL inflows over past year
Note: Numbers may not sum due to rounding

FIFTH THIRD BANK

2.0%
1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
FITB
Peer Average

1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
FITB
Peer Average

4.5%
3.5%
2.5%
1.5%
0.5%
3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
FITB
Peer Average

(7.5%)*(HFS transfer)
3.8% before credit actions
5.0%*
2.3% before credit actions
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12
FITB
Peer Average

©

Fifth Third Bank | All Rights Reserved
Continued improvement in credit trends
Peer average includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC, and ZION
Source: SNL Financial and company filings. All ratios exclude loans held-for-sale and covered assets for peers where appropriate.
* 4Q08 NCOs included $800MM in NCOs related to commercial loans moved to held-for-sale; 3Q10 NCOs included $510MM in NCOs related to loans sold or moved to held-for-sale
NPA ratio vs. peers Net charge-off ratio vs. peers
Loans 90+ days delinquent % vs. peers Loans 30-89 days delinquent % vs. peers
FITB credit metrics are in line with or better than peers

FIFTH THIRD BANK

3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
$300
$250
$200
$150
$100
$50
$0
($50)
($100)
($150)
($200)
($250)
2.78%
2.59%
2.45%
2.32%
2.16%
$239
$220
$181
$156
$147
($184)
($129)
($110)
($91)
($71)
4Q11
1Q12
2Q12
3Q12
4Q12
Net Charge-offs
Additional Provision
Reserves

180%
129%
Reserves / NPLs
144%
109%
Reserves / NPAs
317%
205%
Reserves / Annualized NCOs
Fifth Third (4Q12)
Peer Median (3Q12)

Fifth Third Bank | All Rights Reserved
Strong reserve position
Peer median includes: BBT, CMA, HBAN, KEY, MTB, PNC, RF,STI, USB, WFC, and ZION
Source: SNL and company reports. NPAs / NPLs exclude held-for-sale portion for all banks as well as covered assets for BBT, USB, and ZION
4Q12 coverage ratios strong
relative to peers (3Q12)
Industry leading reserve levels

FIFTH THIRD BANK

$120
$100
$80
$60
$40
$20
$-
$66
$78
$96
$73
$66
47
19
60
18
79
18
55
19
48
19
4Q11
1Q12
2Q12
3Q12
4Q12
% Current
41%
37%
41%
29%
19%
Agencies
Private
Total Claims

Fifth Third Bank | All Rights Reserved
Mortgage repurchase overview
4Q12 balances of outstanding claims decreased 10% from 3Q12
— Within recent range of quarterly volatility
Virtually all sold loans and the majority of new claims relate to agencies
— 99% of outstanding balance of loans sold
— 73% of current quarter outstanding claims
Approximately 82% of outstanding balances of the serviced for others portfolio relates to origination activity in 2009 and later
Private claims and exposure relate to whole loan sales (no
outstanding first mortgage securitizations)
— Preponderance of private sales prior to 2006
2004-2008 vintages account for ~80% of total life to date
losses of $389MM from sold portfolio
$29MM increase in representation & warranty reserve
resulting from new Freddie Mac guidance regarding
potential for 2004-2006 repurchase claims
Repurchase Reserves* ($ in millions)
Outstanding Counterparty Claims ($ in millions)
4Q11 1Q12 2Q12 3Q12 4Q12
Beginning balance $69 $72 $71 $75 $99
Net reserve additions    20 17 20 39 47
Repurchase losses (17) (17) (16) (15) (15)
Ending balance $72 $71 $75 $99 $131
* Includes reps and warranty reserve ($110MM) and reserve for loans sold with recourse ($20MM)
Note: Numbers may not sum due to rounding
Outstanding Balance of Sold Loans ($ in millions)
Fannie Freddie GNMA Private Total
2003 and Prior $502 $2,343 $149 $168 $3,162
2004 223 862 32 116 1,234
2005 248 1,044 44 122 1,458
2006 328 839 42 202 1,411
13%
2007 501 1,363 56 157 2,077
2008 620 1,069 433 - 2,122
2009 1,213 5,779 2,886 1 9,878
2010 2,737 6,161 2,583 - 11,481
2011 3,410 6,352 2,124 - 11,885
2012 4,763 8,947 4,052 - 17,761
Grand Total $14,544 $34,759 $12,400 $767 $62,470
1.2%

FIFTH THIRD BANK

10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
9.0%
9.4%
9.5%
9.5%
9.1%
8.7%
9.0%
9.2%
9.1%
8.8%
4Q11
1Q12
2Q12
3Q12
4Q12
Including securities gains/losses

10%
8%
6%
4%
2%
0%
9.4%
9.6%
9.8%
9.7%
9.5%
4Q11
1Q12
2Q12
3Q12
4Q12

14%
12%
10%
8%
6%
4%
2%
0%
12.2%
11.9%
12.2%
12.3%
10.9%
10.7%
4Q11
1Q12
2Q12
3Q12
4Q12
TruPS redemption impact^^

20%
15%
10%
5%
0%
16.1%
16.1%
16.1%
16.2%
14.8%
14.4%
4Q11
1Q12
2Q12
3Q12
4Q12
TruPS redemption impact^^

©

Fifth Third Bank | All Rights Reserved
Strong capital position
* Non-GAAP measure.  See Reg. G reconciliation in appendix.
** The pro forma Tier I common equity ratio is management’s estimate based upon its current interpretation of the three draft Federal Register notices proposing enhancements to regulatory capital requirements published in June 2012. The actual impact to the Bancorp’s Tier I common equity ratio may change significantly due to revisions to the agencies’ final rules.
^ Tangible common equity ratio excluding (dark blue) and including (light blue) unrealized securities gains / losses after-tax
^^ Regulatory capital ratios for Fifth Third as of September 30, 2012, excluding the ~135 bps impact of Fifth Third’s call of $1.4B in TruPS in 3Q12
Current period regulatory capital data ratios are estimated.
Capital ratios remained strong during the quarter
Tangible common equity ratio^*
Tier I capital ratio
Total risk-based capital ratio
Tier 1 common equity*
Basel III
Est  9.0%
Basel III
Est 8.8%**
Basel III
Est  9.2%

© Fifth Third Bank | All Rights Reserved
Balance Sheet:
Average loans & leases (excl. HFS)
Average transaction deposits
Income Statement:
Net interest income*
Net interest margin*
Noninterest income
#
Noninterest expense
#
Pre-provision net revenue**
#
ROA
#
Effective tax rate
Asset Quality:
Net charge-offs
Loan loss allowance
^
Nonperforming assets
^
Tier I common equity**
^^^
Category
Fifth Third: Outlook
2013 Outlook
#
$82.7B
$78.1B
Consistent with FY2012
#
(lower in 1Q13)
~3.35-3.40%
Low single digit growth vs. FY2012
#
Consistent with FY2012
#
Moderate growth vs. FY2012
#
~1.25% +/-
~28-28.5%
2012-Adjusted
#
Outlook as of January 17, 2013;
please see cautionary statement on slide 2 for risk factors related to forward-looking statements
Mid-high single digit growth
Stable to up modestly
Down ~200MM (~0.55-0.60%
^^
)
Lower vs. 4Q12
Down ~20-25% vs. 4Q12
$3.6B
3.55% (3.49% 4Q12)
$2.7B
$3.9B
$2.4B
~1.25%
~28.5%
9.51%
$704MM (0.85%
^^
)
$1.9B (2.16%)
$1.3B (1.49%)
Relatively stable
# 2012 fee income excludes a net $305 million in benefit from gains on Vantiv share issuance, Vantiv warrants, and Vantiv debt refinancing costs. 2012 expense excludes $169 million in FHLB and TruPS debt extinguishment costs. 2012 PPNR and ROA exclude $136 million in net benefits from these items (ROA after tax). 2013 outlook does not include potential but currently unforecasted items, such as any potential Vantiv gains or change in regulatory guidance for treatment of Chapter 7 bankrupt borrowers.
* Presented on a fully-taxable equivalent basis.
** Non-GAAP measure.  See Reg. G reconciliation on slides 32-33 for actual 2012 results.
^ Ratio as a percent of loans excluding held-for-sale; allowance expectation assumes current expectation for credit and economic trends and is subject to review in each period.
^^ Annualized net charge-offs as a percentage of average loans and leases.
^^^ Current period capital ratios estimated. Tier 1 common equity ratio outlook assumes stable common equity levels managed through asset growth and share repurchases.
Repurchases subject to non-objection under the Federal Reserve’s CCAR process.

18 Fifth Third Bank | All Rights Reserved Appendix

Fifth Third Bank | All Rights Reserved
Well-positioned for the future
• Cash currently sufficient to satisfy all fixed obligations in a stressed environment for approximately 2 years (debt maturities, common and preferred dividends, interest and other expenses) without accessing capital markets; relying on dividends from subsidiaries or any other discretionary actions.
• Fifth Third has completely exited all crisis-era government support programs
Superior capital and liquidity position
• NCOs of 0.70%; 3.2x reserves / annualized NCOs
• Substantial reduction in exposure to CRE since 1Q09; relatively low CRE exposure versus peers
• Very low relative exposure to areas of concern, e.g. European financials, mortgage repurchase risk
Proactive approach to risk management
• Traditional commercial banking franchise built on customer-oriented localized operating model
• Strong market share in key markets with focus on further improving density
• Fee income ~49% of total revenue
Diversified traditional banking platform
• PPNR has remained strong throughout the credit cycle
• PPNR substantially exceeds annual net charge-offs (419% PPNR / NCOs^ in 4Q12)
• 1.3% ROAA; 14% return on average tangible common equity^
Industry leader in earnings power
^ Non-GAAP measure.  See Reg. G reconciliation on slides 32-33

Fifth Third Bank | All Rights Reserved
Traditional banking focus
consistent with direction of financial reform
Business profile positions Fifth Third well – today and in the future
• Does not require substantial changes to Fifth Third’s business model or asset mix with attendant execution risk
Dodd-Frank
• International activity primarily related to trade finance and lending to U.S. subsidiaries of foreign companies
Financial system
interconnectedness
• Little to no impact (de minimis market maker in derivatives, proprietary trading)
– Low trading business activity; daily VaR < $1MM
– Small private equity portfolio ~$200MM
Volcker rule
• Other large firms facing significant litigation related to mortgage securitizations, GSE repurchases, and private label mortgage repurchases
• Fifth Third’s mortgage risks are manageable
– Quarterly mortgage repurchase costs in $20MM range +/-
– No mortgage securitizations outstanding
Mortgage Putback /
Litigation risk
Basel III NPR
• Subject to proposed “standardized approach” for risk-weightings of assets, Market Risk
Rule for trading assets and liabilities
• Expect current capital ratios, as well as capital ratios pro forma for changes as currently proposed and as if they were fully phased in today, would substantially exceed new well-capitalized minimums including fully phased-in buffered minimums
• Continue to evaluate proposals and potential impact; current estimate of capital ~8.8%
due primarily to increase in risk weighted assets
• Proposed rules remain subject to final rule making

Fifth Third Bank | All Rights Reserved
European Exposure
Total Funded Total Funded Total Funded Total Funded
exposure exposure exposure exposure exposure exposure exposure exposure
(amounts in $MM)
Peripheral Europe - - 26 - 184 115 210 115
Other Eurozone - - 50 46 1,463 846 1,513 892
Total Eurozone - - 76 46 1,647 961 1,723 1,007
Other Europe - - 62 32 821 485 883 517
Total Europe - - 138 78 2,468 1,446 2,606 1,524
Sovereigns Financial Institutions Non-Financial Entities Total
European Exposure
Total exposure includes funded and unfunded commitments, net of collateral; funded exposure excludes unfunded exposure
Peripheral Europe includes Greece, Ireland, Italy, Portugal and Spain
Eurozone includes countries participating in the European common currency (Euro)
Other Europe includes European countries not part of the Euro (primarily the United Kingdom and Switzerland)
Data above includes exposure to U.S. subsidiaries of Europe-domiciled companies
Note: Numbers may not sum due to rounding
z
• International exposure primarily related to trade finance and financing activities of U.S. companies with foreign parent or overseas activities of U.S. customers
• No European sovereign exposure (total international sovereign exposure $3MM)
• Total exposure to European financial institutions <$150MM
• Total exposure to five peripheral Europe countries ~$200MM
• $961MM in funded exposure to Eurozone-related companies (~1% of total loan portfolio)
z
z

FIFTH THIRD BANK

$2,312
$1,250
$750
$500
$500
2013
2014
2015
2016
2017
2018
2019 on
Fifth Third Bancorp
Fifth Third Capital Trust (Bancorp)

$1,820
$500
2013
2014
2015
2016
2017
2018
2019 on

©

Fifth Third Bank | All Rights Reserved
Available and contingent borrowing capacity (4Q12):
– FHLB ~$8B available, ~$12B total
– Federal Reserve ~$26B
Holding Company cash at 12/30/12: $2.4B
Cash currently sufficient to satisfy all fixed obligations
in a stressed environment for approximately 2 years
(debt maturities, common and preferred dividends,
interest and other expenses) without accessing capital
markets; relying on dividends from subsidiaries or any
other discretionary actions
Expected cash obligations over the next 24 months
—
~$713MM common dividends
—
~$70MM Series G preferred dividends
—
~$673MM interest and other expenses
Holding company unsecured debt maturities ($MM)
Bank unsecured debt maturities ($MM – excl. Brokered CDs) Heavily core funded
Strong liquidity profile
Demand
25%
Interest
checking
20%
Savings/
MMDA
22%
Consumer
time
3%
Foreign
Office
1%
Non-Core
Deposits
3%
S-T
borrowings
6%
Other
liabilities
3%
Equity
11%
L-T debt
6%
S-T
wholesale
9%

14%
12%
10%
11%
53%
< 6 months
6-12 months
12-18 months
18-24 months
24+ months

50%
40%
30%
20%
10%
0%
3
4
5
6
7
8
9
10
11
12

© Fifth Third Bank | All Rights Reserved
Troubled debt restructurings overview
Successive improvement in vintage performance during
2008 and 2009 as volume of modification increased
Of $1.8B in consumer TDRs, $1.6B were on accrual
status and $187MM were nonaccruals
— $1.1B of TDRs are current and have been on the
books 6 or more months; within that, ~$1B of
TDRs are current and have been on the books for
more than a year
As current TDRs season, their default propensity
declines significantly
— We see much lower defaults on current loans after
a vintage approaches 12 months since
modification
TDR performance has improved in newer vintages
Source:  Fifth Third and OCC/OTS data through 2Q12
Mortgage TDRs that are past due 60 days or more trend by vintage*
1Q08      3%
2Q08      6%
3Q08      6%
4Q08      7%
1Q09     10%
2Q09     11%
Months since modification
Volume by
vintage
3Q09     11%
$1.3B current consumer TDRs (%)
4Q09      7%
$1.1
billion
2008
2009-
2012
1Q10      6%
2Q10      4%
* Fifth Third data includes changes made to align with OCC/OTS methodology (i.e. excludes government loans, closed loans and OREO from calculations)
4Q10 3%
1Q11 4%
2Q11 3%
3Q11      3%
4Q11 3%
2Q12 3%
3Q10 4%
1Q12 2%

FL
6%
MI
9%
OH
15%
IN
4%
IL
14%
KY
3%
TN
5%
NC
4%
Other / National
40%

Auto Manufacturing
1%
Accommodation
3%
Construction
4%
Finance & Insurance
13%
Other
35%
Manufacturing
24%
Wholesale Trade
10%
Real Estate
4%
Auto Retailers
2%
Retail Trade
4%

©

Fifth Third Bank | All Rights Reserved
Commercial & industrial
Loans by geography Credit trends
Loans by industry Comments
• Commercial & industrial loans represented 41% of total loans and 24% of net charge-offs
• FL represented 26% of 4Q12 losses, 7% of loans; MI
represented 8% of losses, 9% of loans
*Excludes loans held-for-sale.
($ in millions) 4Q11 1Q12 2Q12 3Q12 4Q12
EOP Balance* $30,783 $32,155 $32,612 $33,344 $36,038
Avg Loans* $29,891 $31,371 $32,734 $33,111 $34,301
90+ days delinquent $4 $2 $2 $1 $1
as % of loans 0.01% 0.01% 0.01%
NM
NPAs* $509 $474 $479 $406 $352
as % of loans 1.65% 1.47% 1.47% 1.22% 0.98%
Net charge-offs $62 $54 $46 $29 $36
as % of loans 0.82% 0.69% 0.57% 0.36% 0.42%
C&I
NM

FL
13%
MI
25%
Other /
National
8%
NC
5%
TN
2%
KY
3%
IL
10%
IN
7%
OH
27%

Auto
Manufacturing
0%
Accomodation
4%
Construction
6%
Finance &
Insurance
2%
Other
27%
Manufacturing
8%
Wholesale
Trade
4%
Auto Retailers
3%
Retail Trade
5%
Real Estate
41%

Fifth Third Bank | All Rights Reserved
($ in millions) 4Q11 1Q12 2Q12 3Q12 4Q12
EOP Balance* $10,138 $9,909 $9,662 $9,348 $9,103
Avg Loans* $10,262 $10,007 $9,810 $9,567 $9,193
90+ days delinquent $3 $30 $22 $22 $22
as % of loans 0.03% 0.30% 0.23% 0.24% 0.24%
NPAs* $637 $568 $555 $489 $434
as % of loans 6.15% 5.64% 5.66% 5.15% 4.69%
Net charge-offs $47 $30 $25 $28 $17
as % of loans 1.82% 1.18% 1.04% 1.15% 0.70%
Commercial mortgage
Commercial mortgage
Loans by geography Credit trends
Loans by industry Comments
*Excludes
loans held-for-sale.
• Commercial mortgage loans represented 11% of total loans
and 12% of net charge-offs
• Owner occupied 4Q12 NCO ratio of 0.4%, non-owner occupied
4Q12 NCO ratio of 1.1%
• Loans from FL/MI represented 37% of portfolio loans, 33% of portfolio losses in 4Q12

FIFTH THIRD BANK

FL
13%
MI
13%
OH
20%
IN
7%
IL
12%
KY
5%
TN
3%
NC
6%
Other / National
21%

Accomodation
0%
Construction
20%
Finance & insurance
0%
Manufacturing
2%
Real estate
58%
Retail Trade
1%
Auto Retailers
1%
Wholesale Trade
1%
Other
17%

©

Fifth Third Bank | All Rights Reserved
Commercial construction
Loans by geography Credit trends
Loans by industry Comments
*Excludes loans held-for-sale.
• Commercial construction loans represented 1% of total loans and 3% of net charge-offs
• Loans from FL/MI represented 26% of portfolio loans
($ in millions) 4Q11 1Q12 2Q12 3Q12 4Q12
EOP Balance* $1,020 $901 $822 $672 $698
Avg Loans* $1,132 $992 $873 $742 $686
90+ days delinquent $1
-
$1
as % of loans 0.09% 0.05% NM NM 0.14%
NPAs* $179 $171 $141 $110 $88
as % of loans 16.92% 18.20% 16.57% 15.77% 12.37%
Net charge-offs $4 $18 $4 $4
as % of loans 1.37% 7.30% (0.12%) 2.29% 1.91%
Commercial construction
- -
-

Other / National 1%
FL 10%
MI 16%
NC 8%
TN 6%
KY 3%
IL 9%
IN 5%
OH 42%

C&I 23%
Commercial mortgage 44%
Commercial construction 33%

©

Fifth Third Bank | All Rights Reserved
($ in millions) 4Q11 1Q12 2Q12 3Q12 4Q12
EOP Balance* $512 $423 $376 $376 $318
90+ days delinquent - $1 - - -
as % of loans 0.03% 0.15% NM NM NM
NPAs* $155 $123 $114 $104 $88
as % of loans 30.34% 29.06% 26.52% 23.96% 24.19%
Net charge-offs $2 $21 $4 $3 -
as % of loans 1.28% 18.49% 4.37% 2.85% 0.28%
Homebuilders/developers
Homebuilders/developers
(included in previous slides)
Loans by geography Credit trends
Loans by industry Comments
• Originations of builder/developer loans suspended in 2007
• Remaining portfolio balance of $318MM, down 90% from peak
of $3.3B in 2Q08; represents <1% of total loans and <1% of
commercial loans
• No material net charge-offs in 4Q12
• $88MM of NPAs (58% commercial mortgage, 30% commercial
construction, 12% C&I)
*Excludes loans held-for-sale.

FL
8%
MI
25%
OH
14%
IN
13%
IL
15%
KY
5%
TN
2%
NC
6%
Other / National
12%

©

Fifth Third Bank | All Rights Reserved
Residential mortgage
1 liens: 100%; weighted average LTV: 73.1%
Weighted average origination FICO: 752
Origination FICO distribution:  <660 7%; 660-689 5%; 690-719 9%;
720-749 13%; 750+ 55%; Other^ 11%
(note: loans <660 includes CRA loans and FHA/VA loans)
Origination LTV distribution: <=70 37%; 70.1-80 38%; 80.1-90 7%;
90.1-95 4%; >95 14%
Vintage distribution: 2012 28%; 2011 21%; 2010 12%; 2009 5%;
2008 5%; 2007 6%; 2006 5%; 2005 9%; 2004 and prior 9%
14% originated through broker; performance similar to direct
Loans by geography Credit trends
Portfolio details Comments
^ Includes acquired loans where FICO at origination is not available
*Excludes loans held-for-sale
• Residential mortgage loans represented 14% of total loans and
16% of net charge-offs
• FL portfolio 14% of residential mortgage loans and 48% of
portfolio losses
($ in millions) 4Q11 1Q12 2Q12 3Q12 4Q12
EOP Balance* $10,672 $11,094 $11,429 $11,708 $12,017
Avg Loans* $10,464 $10,828 $11,274 $11,578 $11,846
90+ days delinquent $79 $73 $80 $76 $75
as % of loans 0.74% 0.66% 0.70% 0.65% 0.62%
NPAs* $350 $331 $322 $317 $290
as % of loans 3.28% 2.98% 2.82% 2.71% 2.41%
Net charge-offs $36 $37 $36 $26 $23
as % of loans 1.38% 1.39% 1.28% 0.90% 0.77%
Residential mortgage
st

FL
3%
MI
22%
Other
18%
NC
1%
TN
2%
KY
7%
IL
12%
IN
10%
OH
25%

FL
9%
MI
21%
Other
1%
NC
5%
TN
2%
KY
8%
IL
14%
IN
9%
OH
31%

©

Fifth Third Bank | All Rights Reserved
($ in millions) 4Q11 1Q12 2Q12 3Q12 4Q12
EOP Balance* $9,232 $8,986 $8,919 $8,824 $8,652
90+ days delinquent $56 $55 $50 $49 $44
as % of loans 0.62% 0.62% 0.56% 0.55% 0.50%
Net charge-offs $33 $31 $25 $24 $22
as % of loans 1.42% 1.39% 1.14% 1.09% 1.01%
Home equity - direct
($ in millions) 4Q11 1Q12 2Q12 3Q12 4Q12
EOP Balance* $1,487 $1,507 $1,458 $1,414 $1,366
90+ days delinquent $18 $19 $17 $16 $14
as % of loans 1.24% 1.23% 1.15% 1.16% 1.05%
Net charge-offs $17 $15 $14 $13 $12
as % of loans 4.54% 4.01% 3.76% 3.62% 3.48%
Home equity - brokered
Home equity loans represented 12% of total loans and 23% of net charge-offs
Approximately 14% of portfolio in broker product generated 35% total loss
Approximately one third of Fifth Third 2nd
liens are behind Fifth Third
1st
liens
2005/2006 vintages represent approximately 27% of portfolio; account for 52% of losses
Home equity
1    liens: 32%; 2nd liens: 68%
Weighted average origination FICO: 751
Origination FICO distribution^: <660 3%; 660-689 7%; 690-719 13%;
720-749 17%; 750+ 52%; Other 8%
Average CLTV: 73%; Origination CLTV distribution: <=70 39%; 70.1-
80 23%; 80.1-90 19%; 90.1-95 6%; >95 13%
Vintage distribution: 2012 5%; 2011 4%; 2010 3%; 2009 4%; 2008
10%; 2007 10%; 2006 14%; 2005 13%; 2004 and prior 37%
% through broker channels: 14% WA FICO: 735 brokered, 754 direct;
WA CLTV: 88% brokered; 71% direct
Portfolio details Comments
Brokered loans by geography Direct loans by geography
Credit trends
Note: Brokered and direct home equity net charge-off ratios are calculated based on end of period loan balances
^ Includes acquired loans where FICO at origination is not available
* Excludes loans held-for-sale
St

FIFTH THIRD BANK

2%
9%
13%
39%
15%
1%
2%
19%

3%
1%
11%
43%
28%
2%
12%

6%
7%
3%
50%
28%
5%
1%

©

Fifth Third Bank | All Rights Reserved
Loans ($B)
% of
FITB
NPAs
($MM)
% of
FITB
NCOs
($MM)
% of
FITB
Commercial loans 2.4            7% 34              10% 9            26%
Commercial mortgage 1.2            13% 90              21% 0            2%
Commercial construction 0.1            13% 39              44% (0)           0%
Commercial lease 0.1            2% 7                80% -         0%
Commercial 3.7            7% 170             19% 10          17%
Mortgage 0.9            8% 136             46% 1            4%
Home equity 0.8            8% 11              17% 5            15%
Auto 0.6            5% 1                5% 1            8%
Credit card 0.1            5% 3                7% 1            7%
Other consumer 0.0            2% -             0% 1            16%
Consumer 2.4            7% 150             37% 9            10%
Total 6.1            7% 320             25% 19          13%
Florida
Florida market*
Deterioration in real estate values having effect on credit trends as evidenced by elevated NPA/NCOs in real estate related products
COML
MORTGAGE
C&I RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO CREDIT
CARD
Total Loans
NPAs NCOs
*NPAs exclude loans held-for-sale.
Note: Numbers may not sum due to rounding

FIFTH THIRD BANK

8%
1%
17%
27%
25%
19%
2%
1%

6%
4%
21%
14%
5%
50%

10%
4%
11%
3%
20%
32%
7%
13%

©

Fifth Third Bank | All Rights Reserved
Loans ($B)
% of
FITB NPAs ($MM)
% of
FITB
NCOs
($MM) % of FITB
Commercial loans 3.2                 9% 43                  12% 3            8%
Commercial mortgage 2.2                 25% 100                 23% 5            32%
Commercial construction 0.1                 12% 9                     10% 2            53%
Commercial lease 0.2                 5% 0                     4% (0)           0%
Commercial 5.7                 12% 153                 17% 10          17%
Mortgage 3.0                 25% 27                  9% 3            14%
Home equity 2.0                 20% 11                  18% 8            23%
Auto 0.9                 8% 1                     10% 1            10%
Credit card 0.3                 15% 7                     19% 3            13%
Other consumer 0.1                 24% -                 0% 1            13%
Consumer 6.3                 17% 47                  12% 15          17%
Total 12.0               14% 200                 16% 25          17%
Michigan
Michigan market*
Deterioration in home price values coupled with weak economy impacted credit results due to frequency of defaults and severity
COML
MORTGAGE
C&I RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO CREDIT
CARD
Total Loans
NPAs
NCOs
*NPAs exclude loans held-for-sale.
Note: Numbers may not sum due to rounding

Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
December September June March December
2012 2012 2012 2012 2011
Income before income taxes (U.S. GAAP) $540 $503 $565 $603 $418
Add: Provision expense (U.S. GAAP) 76 65 71 91 55
Pre-provision net revenue (a) 616 568 636 694 473
Net income available to common shareholders (U.S. GAAP) 390                             354                             376                             421                             305
Add: Intangible amortization, net of tax 2                                 2                                 2                                 3                                 3
Tangible net income available to common shareholders 392                             356                             378                             424                             308
Tangible net income available to common shareholders (annualized) (b) 1,559                         1,416                         1,520                         1,705                         1,222
Average Bancorp shareholders' equity (U.S. GAAP) 13,855                       13,887                       13,628                       13,366                       13,147
Less: Average preferred stock (398)                           (398)                           (398)                           (398)                           (398)
Average goodwill (2,417)                        (2,417)                        (2,417)                        (2,417)                        (2,417)
Average intangible assets (28)                              (31)                              (34)                              (38)                              (42)
Average tangible common equity (c) 11,012                       11,041                       10,779                       10,513                       10,290
Total Bancorp shareholders' equity (U.S. GAAP) 13,716                       13,718                       13,773                       13,560                       13,201
Less:  Preferred stock (398)                           (398)                           (398)                           (398)                           (398)
Goodwill (2,416)                        (2,417)                        (2,417)                        (2,417)                        (2,417)
Intangible assets (27)                              (30)                              (33)                              (36)                              (40)
Tangible common equity, including unrealized gains / losses (d) 10,875                       10,873                       10,925                       10,709                       10,346
Less: Accumulated other comprehensive income / loss (375)                           (468)                           (454)                           (468)                           (470)
Tangible common equity, excluding unrealized gains / losses (e) 10,500                       10,405                       10,471                       10,241                       9,876
Total assets (U.S. GAAP) 121,895                     117,483                     117,543                     116,747                     116,967
Less:  Goodwill (2,416)                        (2,417)                        (2,417)                        (2,417)                        (2,417)
Intangible assets (27)                              (30)                              (33)                              (36)                              (40)
Tangible assets, including unrealized gains / losses (f) 119,452                     115,036                     115,093                     114,294                     114,510
Less: Accumulated other comprehensive income / loss, before tax (577)                           (720)                           (698)                           (720)                           (723)
Tangible assets, excluding unrealized gains / losses (g) 118,875                     114,316                     114,395                     113,574                     113,787
Common shares outstanding (h) 882                             897                             919                             920                             920
Net charge-offs (i) 147                             156                             181                             220                             239
Ratios:
Return on average tangible common equity (b) / (c) 14.2% 12.8% 14.1% 16.2% 11.9%
Tangible common equity (excluding unrealized gains/losses) (e) / (g) 8.83% 9.10% 9.15% 9.02% 8.68%
Tangible common equity (including unrealized gains/losses) (d) / (f) 9.10% 9.45% 9.49% 9.37% 9.04%
Tangible book value per share (d) / (h) 12.33 12.12 11.89 11.64 11.25
Pre-provision net revenue / net charge-offs (a) / (i) 419% 364% 351% 315% 198%
For the Three Months Ended

Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconciliation
$ and shares in millions
(unaudited)
December September June March December
2012 2012 2012 2012 2011
Total Bancorp shareholders' equity (U.S. GAAP) $13,716 $13,718 $13,773 $13,560 $13,201
Goodwill and certain other intangibles (2,499) (2,504) (2,512) (2,518) (2,514)
Unrealized gains (375) (468) (454) (468) (470)
Qualifying trust preferred securities 810 810 2,248 2,248 2,248
Other 33 38 38 38 38
Tier I capital 11,685 11,594 13,093 12,860 12,503
Less: Preferred stock (398) (398) (398) (398) (398)
Qualifying trust preferred securities (810) (810) (2,248) (2,248) (2,248)
Qualifying noncontrolling interest in consolidated subsidiaries (48) (51) (51) (50) (50)
Tier I common equity (a) 10,429 10,335 10,396 10,164 9,807
Risk-weighted assets, determined in accordance with
prescribed regulatory requirements (b) 109,705 106,858 106,398 105,412 104,945
Ratio:
Tier I common equity (a) / (b) 9.51% 9.67% 9.77% 9.64% 9.35%
Basel III - Estimates (Amounts in billions)
December September June
2012 2012 2012
Tier 1 common equity (Basel I) $10.4 $10.3 $10.4
Add: Adjustment related to AOCI for AFS securities 0.5 0.5 0.5
All other adjustments - - -
Estimated Tier 1 common equity under Basel III rules (a) $10.9 $10.8 $10.9
Estimated risk-weighted assets under Basel III rules (b) 123.7 120.3 119.4
Estimated Tier 1 common equity ratio under Basel III rules 8.8% 9.0% 9.2%
(a)
(b)
For the Three Months Ended
For the Three Months Ended
Tier 1 common equity under Basel III includes the unrealized gains and losses for AFS securities. Other adjustments include mortgage servicing rights and deferred tax assets subject to threshold limitations and deferred tax liabilities related to intangible assets.

Key differences under Basel III in the calculation of risk-weighted assets compared to Basel I include: (1) Risk weighting for commitments under 1 year; (2) Higher risk weighting for exposures to residential mortgage, home equity, past due loans, foreign banks and certain commercial real estate; (3) Higher risk weighting for mortgage servicing rights and deferred tax assets that are under certain thresholds as a percent of Tier 1 capial; (4) Incremental capital requirements for stress VaR; and (5) Derivatives are differentiated between exchange clearing and over-the-counter and the
50% risk-weight cap is removed.